Exhibit 99.1

VOTING AGREEMENT

          VOTING AGREEMENT, dated as of March 1, 2007 (this “Agreement”), among Farmers Group, Inc., a Nevada corporation (“Parent”), BWH Acquisition Company, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Bristol West Holdings, Inc., a Delaware corporation (the “Company”) and the several stockholders of (the “Company”), that are parties hereto (each, a “Stockholder” and, collectively, the “Stockholders” ).

RECITALS

          WHEREAS, Parent and the Company propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement as entered into on the date hereof) providing for the merger of Merger Sub with and into the Company (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

          WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of the Company common stock set forth on the signature page hereof beneath such Stockholder’s name (with respect to each Stockholder, such Stockholder’s “Existing Shares” and, together with any shares of the Company common stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Stockholder’s “Shares”); and

          WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

          NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

AGREEMENT

1.	Agreement to Vote.

          (a)      Each Stockholder, severally and not jointly, hereby irrevocably and unconditionally agrees that, from and after the date hereof and until this Agreement shall have been terminated in accordance with Section 7, at any meeting of the holders of Company common stock, however called, or in connection with any written consent of the holders of Company common stock, such Stockholder shall (x) appear at such meeting or otherwise cause all of such Stockholder’s Shares to be counted as present thereat for purposes of calculating a quorum and respond to any other request by the Company for written consent. if any, and (y) vote (or cause to be voted) such Stockholder’s Shares (i) in favor of adoption and approval of the Merger Agreement and the Merger and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and (ii) except as otherwise agreed to in writing in advance by Parent, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement):  (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or its subsidiaries; (B) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries; (C) any other action involving the Company or its subsidiaries which has the effect of impeding, interfering with, delaying, postponing, or impairing (I) the ability of the Company to consummate the Merger or (II) the transactions contemplated by this Agreement and the Merger Agreement or (D) against any action or agreement that would reasonably be expected to result in any condition to the consummation of the Merger set forth in Article VII of the Merger Agreement not being fulfilled.  Such Stockholder shall not enter into any agreement or understanding with any person or entity prior to the termination of this Agreement to vote in any manner inconsistent herewith; provided that after a Change in Recommendation each Stockholder’s obligation to vote shall be limited to fifty percent (50%) of such Stockholder’s Shares.  Except as set forth in this Section 1, such Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company.

          (b)      EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, PARENT AND ANY DESIGNEE OF PARENT, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER’S IRREVOCABLE (UNTIL THE TERMINATION DATE) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE SHARES AS INDICATED IN CLAUSE (a) OF THIS SECTION 1 INCLUDING THE PROVISO THEREIN.  EACH STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO THE SHARES.

          2.      Representations and Warranties of Each Stockholder.  Each Stockholder hereby, severally and not jointly, represents and warrants to Parent and Merger Sub as of the date hereof and at all times during the term of this Agreement, in respect of itself as follows:

(a) Organization. Such Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

          (b)     Authorization; Validity of Agreement; Necessary Action.  Such Stockholder has full power and authority to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby.  The execution, delivery and performance by such Stockholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Stockholder and no other partnership action or proceedings on the part of such Stockholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by such Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c)  Consents and Approvals; No Violations.  Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act, any applicable state takeover laws and applicable state insurance laws and regulations, neither the execution, delivery or performance of this Agreement by such Stockholder nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof will (i) conflict with or result in any breach of any provision of its limited liability company agreement or certificate of formation, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not impair the ability of such Stockholder to perform its obligations under this Agreement), (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which such Stockholder is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or any of its properties or assets, except in the case of clauses (iii) and (iv) for violations, breaches or defaults, or rights of termination, amendment, cancellation or acceleration, which would not impair the ability of such Stockholder to perform its obligations under this Agreement.

          (d)  Shares.  Such Stockholder’s Existing Shares are owned beneficially and of record by such Stockholder.  Such Stockholder’s Existing Shares constitute all of the shares of Company common stock owned of record or beneficially by such Stockholder, and, except for such Stockholder’s Existing Shares, such Stockholder does not beneficially own or have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Shares or any securities convertible into Shares.  Such Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of conversion, sole power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Stockholder’s Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement .  Such Stockholder has good and valid title to its Existing Shares, free and clear of all liens, claims, security interests or other charges or encumbrances.

          3.      Representations and Warranties of Parent.  Parent and Merger Sub hereby represent and warrant to each Stockholder as of the date hereof and at all times during the term of this Agreement, as follows:

(a) Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          (b)     Corporate Authorization; Validity of Agreement; Necessary Action.  Each of Parent and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by (i) the Board of Governors of Farmers Group Inc. and its affiliated Exchanges, (ii) Zurich Financial Services Group’s Finance Council, and (iii) the Board of Directors of Zurich Financial Services, and no other corporate action or proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery by Parent or Merger Sub of this Agreement, and the consummation by Parent or Merger Sub of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Parent and Merger Sub, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders, constitutes valid and binding obligations of Parent and Merger Sub, enforceable against them in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c)     Consents and Approvals; No Violations.  Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act, any applicable state takeover laws and applicable state insurance laws and regulations, neither the execution, delivery or performance of this Agreement by Parent or Merger Sub nor the consummation by Parent or Merger Sub of the transactions contemplated hereby nor compliance by Parent or Merger Sub with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the organizational documents  of Parent or any of its Subsidiaries, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which Parent or Merger Sub is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Parent, any of its Subsidiaries or any of their properties or assets.

          4.      Representations and Warranties of Company.  The Company hereby represents and warrants to Parent and Merger Sub as of the date hereof as follows:

(a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          (b)     Corporate Authorization; Validity of Agreement; Necessary Action.  The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company and no other corporate action or proceedings on the part of Company is necessary to authorize the execution and delivery by the Company of this Agreement, and the consummation by the Company of the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Company, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholders and Parent and Merger Sub, constitutes valid and binding obligations of the Company, enforceable against them in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c)     Consents and Approvals; No Violations.  Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the HSR Act, any applicable state takeover laws and applicable state insurance laws and regulations, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the organizational documents of the Company or any of its Subsidiaries, (ii) require any filing with, or permit, authorization, consent or approval of, any Governmental Entity, (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which the Company is a party or by which it or any of its properties or assets may be bound or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company, any of its Subsidiaries or any of their properties or assets.

          5.      Further Agreements of Stockholders.  (a)  Each Stockholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to (i) sell, transfer, pledge, encumber, assign, tender, encumber, hypothecate or otherwise dispose of, enforce or permit the execution of the provisions of any redemption agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, pledge, encumbrance, assignment, tender, encumbrance, hypothecation or other disposition of, any of its Existing Shares, or any Shares acquired after the date hereof, or any interest in any of the foregoing, except to Parent; (ii) grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares, or any interest in any of the foregoing, except to Parent or Merger Sub; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of impairing, preventing or disabling the Stockholder from performing such Stockholder’s obligations under this Agreement.

          (b)     Each Stockholder hereby irrevocably waives any rights of appraisal or rights to dissent from the Merger that the Stockholder may have.

          (c)     Each Stockholder agrees with, and covenants to, Parent that the Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Stockholder’s Shares, unless such transfer is made in compliance with this Agreement.  Each Stockholder further agrees to authorize and hereby authorizes Parent and the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Existing Shares, and any Shares acquired after the date hereof, and that this Agreement places limits on the voting of the Shares.  In the event of a stock dividend or distribution, or any change in the Company common stock by reason of any stock dividend or distribution, or any change in the Company common stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.  Each Stockholder shall be entitled to receive any cash dividend paid by the Company during the term of this Agreement until the Shares are cancelled in the Merger or purchased hereunder.

          (d)     Each Stockholder, severally and not jointly, shall not, nor shall it authorize or permit any director, officer, employee of, or any investment banker, attorney, accountant and other advisor or representative, in their capacity as advisor or representative to such Stockholder, to, directly or indirectly, (i) initiate, solicit or knowingly encourage or facilitate any inquiries or the making of any proposal or offer that constitutes an Acquisition Proposal (as hereinafter defined) or (ii) engage in any discussions or negotiations regarding, or provide any non-public information or data to any Person relating to, any Acquisition Proposal.  Each Stockholder agrees that it shall, and shall cause each of its Representatives to, immediately cease any existing solicitations, discussions or negotiations with any Person (other than the parties hereto) that has made or indicated an intention to make an Acquisition Proposal.  Notwithstanding anything in this Agreement to the contrary, from and after the date hereof, each Stockholder agrees that it will promptly (and in any event within 48 hours) notify Parent of its receipt of any Acquisition Proposal by indicating, in connection with such notice, the material terms and conditions thereof (including the identity of the Person(s) making such Acquisition Proposal) and thereafter shall keep Parent reasonably informed, on a prompt basis, of the status and terms of any such Acquisition Proposal (including any amendments thereto).

          (e)     Each Stockholder hereby agrees, while this Agreement is in effect, promptly to notify Parent of the number of any Shares with respect to which beneficial ownership is acquired by such Stockholder, if any, after the date hereof.  Any such Shares shall automatically become subject to the terms of this Agreement as Existing Shares as though owned by such Stockholder as of the date hereof.

          (f)     Each Stockholder, severally and not jointly, hereby authorizes the Company and Parent to publish and disclose in any announcement or disclosure required by the SEC or other Governmental Body such Stockholder’s identity and ownership of the Shares and the nature of such Stockholder’s obligation under this Agreement.

          6.      Further Assurances.  From time to time, at any other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          7.      Termination.  This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall become null and void and have no further effect upon the earliest of (a) the Effective Time and (b) termination of the Merger Agreement in accordance with its terms (any such date shall be referred to herein as the “Termination Date”) .  Nothing in this Section 6 shall relieve any party of liability for breach of this Agreement.

          8.      Costs and Expenses.  All costs and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such expenses.

          9.      Amendment and Modification.  This Agreement may be amended, modified and supplemented in any and all respects only by written agreement executed and delivered by duly authorized officers of the respective parties.

          10.    Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by an overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)	if to Parent or to Merger Sub, to:

Farmers Group, Inc.
4680 Wilshire Blvd.
Los Angeles, CA 90010

Attention: General Counsel and Corporate Secretary
Telephone No.: (323) 932-3291
Telecopy No.: (323) 964-8093

with a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

Attention: Thomas M. Cerabino
Telephone No.: (212) 728-8208
Telecopy No.: (212) 728-9208

(ii)	if to the Company, to:

Bristol West Holdings, Inc.
5701 Sterling Road
Davie, Florida 33314

Attention: George O’Brien
Telephone No.: (856) 346-1100
Telecopy No.: (856) 346-1445

(iii)	if to any Stockholder, to:

c/o Kohlberg Kravis Roberts & Co. L.P.
9 West 57th St
New York, NY 10019
Attention: Perry Golkin
Telephone No.: (212) 750-8300
Telecopy No.: (212) 750-0003

with a copy to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3954
Attention: Gary I. Horowitz, Esq.
Telephone No.: (212) 455-2000
Telecopy No.: (212) 455-2502

          11.     Interpretation.  When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated.  Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation”.

          12.     Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile), each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

          13.     Entire Agreement; No Third Party Beneficiaries.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          14.     Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

          15.     Specific Performance; Remedies Cumulative.  (a)  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to the remedy of specific performance of the terms hereof, in addition to any other remedy at law or equity.

          (b)     Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          16.     Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

          17.     Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any direct or indirect wholly owned Subsidiary of Parent; provided, however, that no such assignment shall relieve Parent from any of its obligations hereunder.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          18.     Limited Liability.  Notwithstanding any other provision of this Agreement, no member, nor any future member of any Stockholder, shall have any personal liability for performance of any obligation of such Stockholder under this Agreement.

          19.     Consent to Jurisdiction; Waiver of Jury Trial.  (a)  Each of the parties hereto:

          (i)     consents to submit itself to the personal jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located in the State of Delaware in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement;

(ii) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court;

(iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts; and

          (iv)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to a party at its address set forth in Section 9 or at such other address of which a party shall have been notified pursuant thereto;

(v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(vi) agrees to appoint an agent for service of process in Delaware.

          (b)      EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

          20.      Negotiated Terms.  The provisions of this Agreement are the result of negotiations between the parties. Accordingly, this Agreement shall not be construed in favor of or against any party by reason of the extent to which the party or any of its professional advisors participated in its preparation.

[Signature Page Follows]

          IN WITNESS WHEREOF, Parent and each of the Stockholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

FARMERS GROUP, INC.

By:	/s/ Paul N. Hopkins

Name:	Paul N. Hopkins
Title:	Chief Executive Officer

BWH ACQUISITION COMPANY

By:	/s/ Paul N. Hopkins

Name:	Paul N. Hopkins
Title:	President

BRISTOL WEST HOLDINGS, INC.

By:	/s/ James R. Fisher

Name:	James Fisher
Title:	Chief Executive Officer

BRISTOL WEST ASSOCIATES LLC

By:	KKR 1996 Fund L.P., its managing member

By:	KKR ASSOCIATES, 1996 L.P., its general partner

By:	KKR 1996 G.P., L.L.C.

By:	/s/ Henry R. Kravis

Name:	Henry R. Kravis
Title:	Member

Number of Existing Shares:
12,257,368

AURORA INVESTMENTS II LLC

By:	/s/ Henry R. Kravis

Name:	Henry R. Kravis
Title:	Member

Number of Existing Shares:
176,950